Freeport-McMoRan Copper & Gold Inc. Announces

Realignment of Management Responsibilities

NEW ORLEANS, LA, December 10, 2003 -- Freeport-McMoRan Copper & Gold Inc. (NYSE: FCX) announced today that it has separated the roles of Chairman and Chief Executive Officer to strengthen its corporate governance structure and has entered into amended employment arrangements extending through 2008 for its two most senior executives, James R. Moffett and Richard C. Adkerson.  FCX will continue to be managed through an Office of the Chairman, consisting of Messrs. Moffett and Adkerson with Mr. Moffett serving as Executive Chairman and Mr. Adkerson being named Chief Executive Officer and continuing as President.  Mr. Moffett will focus on business strategy and on Indonesia where FCX’s primary operations are located.  Mr. Adkerson will be responsible for the executive management of FCX.  B. M. Rankin, Jr. continues as Vice Chairman of FCX’s Board of Directors.

H. D. Graham, Jr., Chairman of FCX’s Corporate Personnel Committee, stated, “Our Board of Directors is pleased to announce this new executive management structure to ensure ongoing continuity in the management of our Company.  Our growth and success is attributable to Jim Bob Moffett’s skill as a geologist and his vision as Chief Executive and we are pleased that FCX will continue to benefit from his leadership.  Richard Adkerson has demonstrated his leadership in developing and executing a financial strategy that has benefited our shareholders, and in building an organization to support our business.  As a team, they complement each other’s unique capabilities, and we are pleased that they will continue working together for our Company.”

J. R. Moffett, age 65, is a practicing geologist who has directed exploration activities leading to the discovery of major natural resource deposits throughout his career.  He graduated in 1961 with special honors in geology from the University of Texas.  He received a Master of Science degree in Geology from Tulane University in 1963.  In 1969, with his partners, W. K. McWilliams and B. M. Rankin, Jr., he founded McMoRan Exploration Co., which grew to become a leading independent oil and gas company with significant discoveries on the U. S. Gulf Coast and in the Gulf of Mexico during 1970s.  In 1981, McMoRan merged with Freeport Minerals Company to form Freeport-McMoRan Inc.   Mr. Moffett became Chairman and Chief Executive Officer of Freeport-McMoRan Inc. in 1984.  Under Mr. Moffett’s leadership, Freeport-McMoRan made a series of acquisitions involving a broad range of natural resource businesses, undertook a series of innovative financial transactions designed to enhance shareholder value and discovered large reserves of oil, natural gas, sulphur and metals, most notably the Grasberg mine in Papua, Indonesia, in 1988.  The Grasberg mine has been developed as one of the world’s largest and most profitable mineral deposits, ranking as the world’s second largest copper producer, the world’s largest gold producer and the industry’s low cost leader.

Richard C. Adkerson, age 56, graduated with highest honors in 1969 and received an MBA degree in 1970 from Mississippi State University.  In 1988, he completed the Advanced Management Program of the Harvard Business School.  His work with Mr. Moffett commenced in 1970, when he began his career in public accounting.  Prior to joining Freeport-McMoRan, he worked extensively with the Company, initially as an auditor and later as a financial advisor.  Mr. Adkerson served as an Accounting Fellow at the Securities and Exchange Commission where he led the development of accounting and disclosure standards for the oil and gas industry in the late 1970s and then became a leading partner in Arthur Andersen & Co. where he headed its global oil and gas practice during the 1980s.  Upon joining Freeport-McMoRan in 1989, he actively participated in the major financial restructuring and reorganization of the Company following the discovery of the Grasberg mine.  He became Chief Financial Officer of Freeport-McMoRan in 1992 and served as President and Chief Operating Officer of FCX from 1997 to 2000.  Beginning in 2000, as FCX’s President and Chief Financial Officer, he led the successful restructuring of FCX’s financings which, together with the continuing strength of its operations, significantly enhanced the financial markets’ perception of the Company, resulting in significantly higher market prices of the Company’s common shares and its publicly traded debt securities during the past year.

Kathleen L. Quirk, age 40, has been named Senior Vice President, Chief Financial Officer and Treasurer of FCX.  Ms. Quirk has fourteen years of experience in the Freeport-McMoRan organization, most recently as FCX’s Treasurer and Vice-President of Finance and Business Development, where she has played key roles in the Company’s recent financings.  During her career, she has held positions of increasing responsibility in tax, investor relations, treasury and finance.  Ms. Quirk is a graduate of Louisiana State University with a B.S. degree in Accounting.

Mark J. Johnson, age 44, has been named Senior Vice President and Chief Operating Officer of FCX.  During his eighteen year career with Freeport-McMoRan, Mr. Johnson has been involved in PT-Freeport Indonesia’s (PT-FI) mine and milling operations, most recently as Vice President of Operations, responsible for mine planning for the Grasberg operations and leads our headquarters technical support team supporting the Company’s mining, project development and metallurgical activities.  Mr. Johnson spent five years working on-site at PT-FI’s Grasberg operations in Papua, Indonesia.  He is a graduate of Montana Tech with a degree in Mine Engineering.

Michael J. Arnold, age 51, has been named Chief Administrative Officer of FCX.  He joined Freeport-McMoRan in 1991, after working actively with the organization for approximately ten years as a consultant for its business processes and management information systems.  He is a former partner in Andersen Consulting, now Accenture.  After serving as Freeport-McMoRan’s Chief Management Information Officer and in a number of senior administrative positions, Mr. Arnold relocated to PT-FI’s jobsite in Papua, Indonesia in 2000, where he serves as Executive Vice President of PT-FI in the Office of the General Manager with General Manager, Hermani Soeprapto.  He will continue to be located in Papua as a key member of PT-FI’s Executive Management Committee headed by Adrianto Machribie, President Director of PT-FI, where he will focus on productivity initiatives, manpower development and the development and execution of operating business plans.  He is a graduate of Spring Hill College with a B.S. in Mathematics and received an MBA from Louisiana State University.

Dean T. Falgoust, age 45, has been named General Counsel of FCX, following an eighteen year career in the Freeport-McMoRan organization, most recently as Vice President – Tax and Legal Services.  Mr. Falgoust is a graduate of Nicholls State University with a B.S. degree in Accounting, and received a J.D. degree with Law Review Honors from the Law School at Loyola University and an LL.M. degree in Taxation from New York University School of Law.  He is also a CPA.  Mr. Falgoust will continue to serve as FCX’s Chief Compliance Officer.

Richard C. Adkerson, President and Chief Executive, stated, “We are pleased to announce our new management structure which positions FCX to sustain our success in building value for shareholders.  I look forward to continuing to work in a partnership with our founder, Jim Bob Moffett, in managing our organization.  Our new structure recognizes the achievements of our management team which, as a group, has long tenure in our organization and has established its capabilities in meeting the challenges of successfully operating the extraordinary Grasberg mineral complex and in meeting the expectations of the financial marketplace.  FCX is well positioned for success in a positive copper and gold market environment, and our management team is fully committed to continuing our track record of outstanding performance for the benefit of our shareholders.”

FCX explores for, develops, mines and processes ore containing copper, gold and silver in Indonesia, and smelts and refines copper concentrates in Spain and Indonesia.  Additional information on FCX is available on our Internet website www.fcx.com.